1933 Act Registration No. 33-12
                                                1940 Act File No. 811-4401
                                                 Rule 497(e)

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                       SUPPLEMENT DATED DECEMBER 20, 2000
                        TO PROSPECTUS DATED MAY 1, 2000


REORGANIZATION OF THE SELECT VALUE PORTFOLIO

      On December 15, 2000, following unanimous approval by its Board of Directors, Principal Preservation Portfolios, Inc. entered into an Agreement and Plan of Reorganization (the "Plan") with regard to the Select Value Portfolio. Under the Plan, the Select Value Portfolio would transfer substantially all of its assets (net of its liabilities) to the Nationwide Value Opportunities Fund (the "Nationwide Fund"), a series of Nationwide Mutual Funds. In the transaction, shareholders of the Select Value Portfolio would receive, in exchange for their Select Value Portfolio shares, a number of shares of beneficial interest in the Nationwide Fund having an aggregate net asset value equal to the aggregate value of the Select Value Portfolio assets transferred in connection with the transaction. The class(es) of shares of the Nationwide Fund to be received by each shareholder in the transaction would correspond to the class(es) of shares of the Select Value Portfolio held by that shareholder.

      It is expected that the value of each Select Value Portfolio shareholder's account in the Nationwide Fund immediately after the transaction would be the same as the value of that shareholder's account in the Select Value Portfolio
immediately prior to the transaction.   The transaction has been structured to
qualify as a tax-free reorganization for federal income tax purposes and if it so qualifies the Select Value Portfolio shareholders would not recognize any taxable gain or loss as a result of the exchange of their shares.

      Completion of the transactions contemplated by the Plan is subject to normal and customary conditions and to the approval by the shareholders of the Select Value Portfolio at a special meeting currently scheduled for February 16, 2001. Shareholders will receive a separate proxy statement/prospectus in connection with the special meeting in January 2001.

      The investment objective and principal strategies of the Nationwide Fund are similar to those of the Select Value Portfolio. Like the Select Value Portfolio, the Nationwide Fund seeks capital appreciation by investing primarily in smaller capitalization companies that are considered to be undervalued. The sub-adviser for the Nationwide Fund is NorthPointe Capital, LLC, which has been interim investment adviser for the Select Value Portfolio since September 29, 2000, and the two funds have the same portfolio managers.

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT FOR THE SELECT VALUE PORTFOLIO

      On December 15, 2000, the Board of Directors of Principal Preservation, including a majority of the Directors who are not interested persons of Principal Preservation, approved a new Investment Advisory Agreement (the "New Advisory Agreement") for the Select Value Portfolio with NorthPointe Capital as investment adviser. The New Advisory Agreement, however, would not become effective unless the Plan (described above) is not approved by the Select Value Portfolio shareholders and the transactions contemplated by the Plan are not completed by February 26, 2001. The New Advisory Agreement is subject to the approval by the shareholders of the Select Value Portfolio at the special meeting scheduled for February 16, 2001. The proxy statement/prospectus to be sent to the shareholders in January 2001 in connection with the Plan will contain information relevant for shareholder consideration of the New Advisory Agreement.

CONSOLIDATION OF SUB-ADVISOR AND ADVISOR

      As disclosed in the Prospectus, each of the Portfolios presently is managed by B.C. Ziegler & Company ("B.C. Ziegler") as investment advisor, and day to day investment decisions and the management of each Portfolio's assets is performed by Ziegler Asset Management, Inc. ("ZAMI"), as sub-advisor, under the direction of B.C. Ziegler and the Board of Directors. The Ziegler Companies, Inc., the parent company of both B.C. Ziegler and ZAMI, is restructuring its corporate structure to gain some operational and managerial efficiencies that it believes will better serve its business plan. In connection with this restructuring, ZAMI will be merged with and into B.C. Ziegler, effective
January 1, 2001.

      As a result of this merger, ZAMI's Sub-Advisory Agreement with each of the Portfolios will be terminated, and B.C. Ziegler will assume direct responsibility for the day to day investment decisions and management of the assets of each of the Portfolios. The portfolio managers and other investment personnel who presently manage the Portfolios' assets will continue to manage the assets of the Portfolios under the same investment objectives, policies and programs as presently are in effect. The Investment Advisory Agreement between each Portfolio and B.C. Ziegler will continue in full force and effect, meaning that the scope of investment advisory services that B.C. Ziegler provides to each of the Portfolios and the fees that each Portfolio pays for those services will remain the same. In short, this restructuring simply consolidates into a single corporate entity the services that B.C. Ziegler and ZAMI presently provide to the Portfolios through two separate corporate entities.